Exhibit 10.56

EXECUTION VERSION

AMENDMENT NO. 5 TO GUARANTEE AGREEMENT

AMENDMENT NO. 5 TO GUARANTEE AGREEMENT, dated as of December 17, 2021 (this “Amendment”), by and between FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation (“Guarantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, FS CREIT Finance WF-1 LLC, a Delaware limited liability company (“Seller”) and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of August 30, 2017 (as amended by (i) Amendment No. 1 to Master Repurchase and Securities Contract, dated as of April 26, 2018, by and among Seller, Guarantor and Buyer, (ii) Amendment No. 2 to Master Repurchase and Securities Contract, dated of July 24, 2018, between and among Seller, Buyer and Guarantor, (iii) Amendment No. 3 to Master Repurchase and Securities Contract, dated as of November 30, 2018, between and among Seller, Buyer and Guarantor, (iv) Amendment No. 4 to Master Repurchase and Securities Contract, dated as of August 1, 2019, between and among Seller, Buyer and Guarantor, (v) Amendment No. 5 to Master Repurchase and Securities Contract, dated as of August 29, 2019, between and among Seller, Buyer and Guarantor, (vi) Amendment No. 6 to Master Repurchase and Securities Contract, dated as of August 27, 2020, between and among Seller, Buyer and Guarantor, and (vii) Amendment No. 7 to Master Repurchase and Securities Contract, dated as of July 30, 2021, between and among Seller, Buyer and Guarantor, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Guarantor executed and delivered to Buyer the Guarantee Agreement dated as of August 30, 2017, as amended by Amendment No. 1 to Guarantee Agreement, by and between Buyer and Guarantor, dated as of April 26, 2018, as further amended by Amendment No. 2 to Guarantee Agreement, by and between Buyer and Guarantor, dated as of August 29, 2018, as further amended by Amendment No. 3 to Guarantee Agreement, by and between Buyer and Guarantor, dated as of August 3, 2020 and effective as of March 31, 2020, as further amended by Amendment No. 4 to Guarantee Agreement, by and between Buyer and Guarantor, dated as of July 30, 2021, as amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee Agreement”);

WHEREAS, Guarantor and Buyer have agreed to amend certain provisions of the Guarantee Agreement in the manner set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Buyer hereby each agree as follows:

SECTION 1. Amendments to Guarantee Agreement.

(a) The defined term, “Liquidity”, as set forth in Section 1 of the Guarantee Agreement, is hereby amended and restated in its entirety to read as follows:

“Liquidity”: With respect to Guarantor and any date, the amount of (i) unrestricted and unencumbered (other than pursuant to the Repurchase Documents) Cash and Cash Equivalents held by Guarantor and its consolidated Subsidiaries (including, without limitation, Cash and Cash Equivalents held by Seller), (ii) the aggregate amount of all unfunded investor capital commitments of Guarantor, if any, that are available to be called on without condition (other than customary notice conditions or as otherwise set forth in the subscription or other relevant agreements of Guarantor) and are not pledged to any other Person or subject to any Lien (other than pursuant to a subscription financing line of credit), net of amounts outstanding under any subscription financing line of credit of Guarantor or any of its consolidated Subsidiaries and (iii) aggregate amount of all unfunded lender commitments to Guarantor, if any, that are available to be called on without condition (other than customary credit facility conditions).

(b) Section 9(c) of the Guarantee Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Maximum Debt to Equity Ratio. Guarantor shall not permit the ratio of its Total Indebtedness to its Tangible Net Worth to be greater than 3.50 to 1.00 at any time.”

(c) Section 9(d) of the Guarantee Agreement is hereby amended and restated in its entirety to read as follows:

“(d) Minimum Liquidity. Guarantor shall not permit its Liquidity to be less than five percent (5.00%) of the aggregate outstanding Purchase Prices of all Purchased Assets subject to Transactions as of such date of determination.”

SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the date hereof, provided that this Amendment has been executed and delivered by a duly authorized officer of Guarantor and Buyer (the “Amendment Effective Date”).

SECTION 3. Representations, Warranties and Covenants. Guarantor hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions set forth in each Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Guarantor hereby confirms and reaffirms its representations, warranties and covenants contained in each Repurchase Document to which it is a party.

SECTION 4. Acknowledgements of Guarantor. (i) Guarantor hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Repurchase Documents, and (ii) notwithstanding the terms of this Amendment and any impact of such terms on Section 9 of the Guarantee Agreement, Guarantor hereby acknowledges that Section 5 of the Fee Letter remains in full force and effect.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Guarantee Agreement shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) reference to the “Guarantee Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Guarantee Agreement, as amended hereby, and (z) reference in the Guarantee Agreement to “this Guarantee Agreement”, “hereof”, “herein” or words of similar effect in referring to the Guarantee Agreement shall be deemed to be references to the Guarantee Agreement, as amended by this Amendment.

SECTION 6. No Novation, Effect of Agreement. The parties hereto have entered into this Amendment solely to amend the terms of the Guarantee Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owning by Seller, Guarantor or any of their respective Affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other Repurchase Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Guarantee Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 8. Expenses. Guarantor agrees to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer.

SECTION 9. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND

CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GUARANTOR:

FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By:	/s/ Edward T. Gallivan, Jr.
	Name:	Edward T. Gallivan, Jr.
	Title:	CFO

FS Credit REIT – Amendment No. 5 to the Guarantee Agreement

BUYER:

WELLS FARGO BANK, N.A., a national banking association

By:	/s/ Michael Duncan
	Name:	Michael Duncan
	Title:	Director

FS Credit REIT – Amendment No. 5 to the Guarantee Agreement